SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

The Boston Beer Company, Inc.

(Name of Registrant as Specified In Its Charter)

The Boston Beer Company, Inc.

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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       2) Form, Schedule or Registration Statement No.:

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       4) Date Filed:

THE BOSTON BEER COMPANY, INC.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, May 26, 2010
The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/sam
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

THE BOSTON BEER COMPANY, INC.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/sam

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
To our Stockholder:
          The 2010 Annual Meeting of the Stockholders of THE BOSTON BEER COMPANY, INC. (the “Company”) will be held on Wednesday, May 26, 2010, at 9:00 a.m. at The Brewery located at 30 Germania Street, Boston, Massachusetts, for the following purposes:
1.	The election by the holders of the Class A Common Stock of three (3) Class A Directors, each to serve for a term of one (1) year, as more fully described in the accompanying Proxy Statement.

2.	The election by the sole holder of the Class B Common Stock of five (5) Class B Directors, each to serve for a term of one (1) year.

3.	To consider and act upon any other business which may properly come before the meeting.
          The Board of Directors has fixed the close of business on March 29, 2010 as the record date for the meeting. Only stockholders of record on that date are entitled to notice of and to vote at the meeting.
The Board of Directors recommends a vote “FOR” the election of the Nominees for Class A Director:
David A. Burwick, Pearson C. Cummin, III, Jean-Michel Valette.
THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES.
To vote your shares, you may vote in person at the Meeting or you may vote your proxy when you view the materials on the Internet or you can vote by mail by requesting a paper copy of the materials, which will contain a proxy card.

CONTROL NUMBER

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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→

71187

Meeting Location:
The Samuel Adams Brewery 30 Germania Street Boston, Massachusetts 02130

Please bring this Notice with you if you plan to attend the meeting. You can find directions to the Annual Meeting below.
The following Proxy Materials are available for you to review online:
•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 26, 2009 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.
To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/sam
The Proxy Materials for The Boston Beer Company, Inc. are available to review at:
http://www.proxyvoting.com/sam
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
THE BOSTON BEER COMPANY, INC.
2010 ANNUAL MEETING
Wednesday, May 26, 2010
9:00 A.M.
The Brewery
30 Germania Street
Boston, MA 02130

DIRECTIONS TO THE BREWERY
FROM THE SOUTH OF BOSTON
Take 93N to exit 18 (Mass Ave and Roxbury Exit). Go straight down Melnea Cass Blvd toward Roxbury. Once on Melnea Cass Blvd you will go through seven lights. At the eighth light take a left on Tremont St (Landmark: Northeastern University and Ruggles T Station will be on your right when you turn onto Tremont St. Note:Tremont St eventually becomes Columbus Ave). Follow Tremont St through seven lights. Take a right on Amory St (Landmark: look for a big, powder blue Muffler Mart shop on the right - directly after Centre Street). Follow Amory St through 2 lights. After the 2nd light take a left on Porter St (Landmark: Directly after Boylston St). Go to the end of Porter St and the Brewery is on the right.

FROM THE NORTH OF BOSTON
Take 93S to exit 18(Mass Ave and Roxbury exit)
and follow the above directions.
FROM THE SUBWAY
Take the Orange Line outbound toward Forest Hills. Exit at the Stony Brook stop. Above ground take a left onto Boylston St. Take your first right onto Amory St. Then take your first left onto Porter St to Brewery gate (the Brewery will be at the end of Porter St on your right).

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